UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                               February 25, 2005
                       ---------------------------------
                       (Date of earliest event reported)


                             ROYCE BIOMEDICAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                     000-29895             98-0206542
-------------------------------        -----------       -------------------
(State or other jurisdiction of        Commission         (I.R.S. Employer
 incorporation or organization)        File Number       Identification No.)


                           433 Town Center Suite 316
                             Corte Madera, CA 94925
               --------------------------------------------------
               (Address of principal offices, including Zip Code)


                                 (415) 738-8887
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



         -------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)

Section 8.01  Other Events

On February 25, 2005, the Company was served a complaint naming it as a defendant in an action to collect an outstanding and unpaid invoice for legal services in the amount of $1,946.60. This action seeks only payment of the outstanding fees, which the Company has included as a liability in its audited financial statements and in its most recently filed Form 10-QSB for the quarter ended December 31, 2004.

As the Company has 30 days to formally respond to this action, it has accordingly been referred to counsel for review and recommendation of appropriate response.


                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                Royce Biomedical, Inc.


                                                By: /s/ Joseph C. Sierikiewicz
                                                    --------------------------
                                                    Joseph C. Sierikiewicz
                                                    Secretary


Date: February 28, 2005